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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-8 of our report dated September 27, 1996, on our audits of the consolidated financial statements of Renaissance Hotel Group N.V.


                                               COOPERS & LYBRAND L.L.P.


Cleveland, Ohio
January 15, 1997